UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 18, 2018

CHESAPEAKE ENERGY CORPORATION
(Exact name of Registrant as specified in its Charter)
Oklahoma	1-13726	73-1395733
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
6100 North Western Avenue, Oklahoma City, Oklahoma		73118
(Address of principal executive offices)		(Zip Code)
(405) 848-8000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company’s shareholders voted on five proposals at the Annual Meeting that are described in detail in the Company’s definitive proxy statement (as filed with the Securities and Exchange Commission on April 6, 2018). The final voting results are disclosed below.

1.
Election of Directors. Shareholders elected each of the individuals listed below to serve as a director of the Company until the next annual meeting of shareholders and until his or her successors are duly elected and qualified, with each director nominee receiving a greater number of votes cast “for” his or her election than votes cast “against” his or her election.

Director Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Gloria R. Boyland	376,775,905	12,385,652	3,893,785	353,266,265
Luke R. Corbett	322,129,918	67,513,770	3,411,654	353,266,265
Archie W. Dunham	324,047,329	65,665,317	3,342,696	353,266,265
Leslie Starr Keating	371,151,446	18,356,106	3,547,790	353,266,265
Robert D. ("Doug") Lawler	378,039,284	11,665,140	3,350,918	353,266,265
R. Brad Martin	375,586,224	13,859,707	3,609,411	353,266,265
Merrill A. ("Pete") Miller	313,587,906	75,774,537	3,692,899	353,266,265
Thomas L. Ryan	339,679,182	49,697,534	3,678,626	353,266,265

2.	Advisory Vote to Approve Named Executive Officer Compensation. Shareholders did not approve the advisory resolution regarding the executive compensation of the Company’s named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
166,366,723	201,989,381	24,699,238	353,266,265

3.
Ratification of Appointment of Independent Registered Public Accounting Firm. Shareholders approved the proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm, with the affirmative vote of a plurality of the votes cast, in person or by proxy.

Votes For	Votes Against	Abstentions	Broker Non-Votes
702,582,760	35,544,331	8,194,516	0

4.
Shareholder Proposal Relating to Lobbying Activities and Expenditures Report. No vote was reported for this proposal because the proposal was withdrawn by the shareholder proponent and its designee at the Annual Meeting.

5.
Shareholder Proposal Relating to 2 Degrees Celsius Scenario Assessment Report. No vote was reported for this proposal because the proposal was withdrawn by the shareholder proponent and its designee at the Annual Meeting.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHESAPEAKE ENERGY CORPORATION

By:	/s/ James R. Webb
James R. Webb
Executive Vice President - General Counsel and Corporate Secretary
Date: May 18, 2018